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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:
_X_	Preliminary Information Statement
___	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
___	Definitive Information Statement

VECTOR VENTURES CORP.
(Name of Registrant As Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
_X_	No fee required
___	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
___	Fee paid previously with preliminary materials.

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___

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

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VECTOR VENTURES CORP.
Analipseos 30 Apt. #25, 52236 Panorama,Thessaloniki, Greece

INFORMATION STATEMENT
STOCKHOLDER MAJORITY ACTION AS OF NOVEMBER 22, 2006

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NOTICE IS HEREBY GIVEN TO ALL STOCKHOLDERS THAT A MAJORITY ACTION OF STOCKHOLDERS (THE "ACTION") OF VECTOR VENTURES CORP. ("VECTOR" OR THE "COMPANY") WAS TAKEN BY WRITTEN RESOLUTION ON NOVEMBER 22, 2006 BY THE MAJORITY OF STOCKHOLDERS IN ACCORDANCE WITH SECTIONS 78.315 AND 78.320 OF THE NEVADA REVISED STATUTES. THESE PERSONS COLLECTIVELY OWN IN EXCESS OF THE REQUIRED MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF Vector NECESSARY FOR THE ADOPTION OF THE ACTION.

1.	a four (4) for one forward split of the issued and outstanding shares of common stock;
2.	an amendment of the Articles of Incorporation to:
	a.	change the name of Vector from "Vector Ventures Corp." to "Celsius Holdings, Inc." or other name designated by the Board of Directors in their sole discretion;
	b.	amend the authorized share capital of Vector to: 350,000,000 shares of common stock with a par value of $0.001 per share; and 50,000,000 shares of preferred stock with a par value of $0.001 per share.
c.	expressly opt-out of, or elect not to be governed by the "Acquisition of Controlling Interest" provisions contained in NRS Sections 78.378 through 78.3793 inclusive all as permitted under NRS Section 78.378.1 and

d	expressly opt-out of, and elect not to be governed by the "Combinations with Interested Stockholders" provisions contained in NRS Section 78.411 through 78.444, inclusive all as permitted under NRS Section 78.434

3.	adopt new bylaws.

STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON NOVEMBER 21, 2006 SHALL BE ENTITLED TO RECEIPT OF THIS INFORMATION STATEMENT.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Kristian Kostovski

_________________________________

Kristian Kostovski
President, Chief Executive Officer and Director

Approximate date of mailing: December 4, 2006

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VECTOR VENTURES CORP.
Analipseos 30 Apt. #25, 52236 Panorama, Thessaloniki, Greece

INFORMATION STATEMENT FOR STOCKHOLDERS

The Board of Directors of Vector Ventures Corp., a Nevada corporation ("Vector" or the "Company") is furnishing this INFORMATION STATEMENT to stockholders in connection with a majority action of stockholders (the "Action") of Vector taken on November 22, 2006, in accordance with sections 78.315 and 78.320, respectively of the Nevada Revised Statutes. These stockholders collectively own in excess of the required majority of the outstanding voting securities of Vector necessary for the adoption of the action. The following matters were approved:

1.	a four (4) for one forward split of the issued and outstanding shares of common stock;
2.	an amendment of the Articles of Incorporation to:
	a.	change the name of Vector from "Vector Ventures Corp." to "Celsius Holdings, Inc." or other name designated by the Board of Directors in their sole discretion;
	b.	amend the authorized share capital of Vector to: 350,000,000 shares of common stock with a par value of $0.001 per share; and 50,000,000 shares of preferred stock with a par value of $0.001 per share.
c.	expressly opt-out of, or elect not to be governed by the "Acquisition of Controlling Interest" provisions contained in NRS Sections 78.378 through 78.3793 inclusive all as permitted under NRS Section 78.378.1 and

d	expressly opt-out of, and elect not to be governed by the "Combinations with Interested Stockholders" provisions contained in NRS Section 78.411 through 78.444, inclusive all as permitted under NRS Section 78.434

3.	adopt new bylaws.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. PLEASE DO NOT SEND IN ANY OF YOUR STOCK CERTIFICATES AT THIS TIME.

This Information Statement is first being mailed on or about December 4, 2006. This Information Statement constitutes notice to Vector's stockholders of corporate action by stockholders without a meeting as required by Chapter 78 of the Nevada Revised Statutes.

The date of this Information Statement is November 22, 2006.

Vector Ventures Corp.

/s/ Kristian Kostovski
_______________________________
Kristian Kostovski
President, Chief Executive Officerand Director

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QUESTIONS AND ANSWERS

Q: What am I being asked to approve?

A: You are not being asked to approve anything. This Information Statement is being provided to you solely for your information. Stockholders holding a majority of the outstanding voting common stock of Vector (the "Majority Stockholders") have already agreed to approve:
1.	a four (4) for one forward split of the issued and outstanding shares of common stock;
2.	an amendment of the Articles of Incorporation to:
	a.	change the name of Vector from "Vector Ventures Corp." to "Celsius Holdings, Inc." or other name designated by the Board of Directors in their sole discretion;
	b.	amend the authorized share capital of Vector to: 350,000,000 shares of common stock with a par value of $0.001 per share; and 50,000,000 shares of preferred stock with a par value of $0.001 per share.
c.	expressly opt-out of, or elect not to be governed by the "Acquisition of Controlling Interest" provisions contained in NRS Sections 78.378 through 78.3793 inclusive all as permitted under NRS Section 78.378.1 and

d	expressly opt-out of, and elect not to be governed by the "Combinations with Interested Stockholders" provisions contained in NRS Section 78.411 through 78.444, inclusive all as permitted under NRS Section 78.434

3.	adopt new bylaws.

Q: Why have the Board of Directors and the Majority Stockholders agreed to approve these actions?

A: The increase, while probably resulting in a lower trading price should Vector's shares become actively traded, will have the effect of increasing the shares available in the public float and making a more stable market for Vector's stock . The change to the share capitalization will provide Vector with increased flexibility in raising venture capital financing, acquisitions, and other corporate transactions. The name change is being considered as part of a possible change of business being considered by management of Vector..

Q: Will there be any changes made to the rights and restrictions attached to the common shares?

There will be no changes made to the voting rights or any other rights and restrictions attached to the common shares of Vector as a result of the four (4) for one forward split. The main effect of the forward split will be the increase of the number of common shares outstanding, from 3,800,000 to approximately 15,200,000 common shares.

Q: Do I have appraisal rights?

A: No. Nevada law only provides stockholders with appraisal rights in the event of a sale or exchange of all, or substantially all, of the property of a Nevada corporation, other than in the usual and regular course of business. Nevada does not provide for dissenter's rights of appraisal in connection with the recapitalization or other actions being taken by Vector at this time.

Q: When do you expect to complete the changes proposed in this Information Statement?

A: The four (4) for one forward split and the amendments to the articles of incorporation will become effective on the opening of business on the twenty first day following the mailing of this Information Statement to the stockholders of Vector. Vector will file the Certificate of Amendment to Articles of Incorporation and notice of the four (4) for one forward split with the Secretary of the State of Nevada and such other agencies or entities as may be deemed required or necessary.

Q: Who can I call with questions?

A: Please call Kristian Kostovski, the Secretary of Vector, at: 011-30-697-366-9834.

GENERAL INFORMATION

Outstanding Shares and Voting Rights

On November 21, 2006 (the "Record Date"), Vector had 3,800,000 outstanding shares of common stock with a par value of $0.001 per share. These are the securities that would have been entitled to vote if a meeting was required to be held. Each share of common stock is entitled to one vote. The outstanding shares of common stock at the close of business on Record Date for determining stockholders who would have been entitled to notice of and to vote on the amendments to Vector's Articles of Incorporation, were held by approximately thirty-six (36) stockholders of record. In connection with the various matters outlined in this Information Statement, Vector's Board of Directors and a majority of its shareholders, by written consent in lieu of a stockholders meeting, have agreed to:

  forward split the issued and outstanding share capital of Vector on a four (4) new shares for every one old share issued and outstanding;
  amend the Articles of Incorporation of Vector to change the name of Vector to " Celsius Holdings, Inc."; and
  amend the Articles of Incorporation of Vector to increase its authorized capital to:
    350,000,000 shares of common stock with a par value of $0.001 per share;
      50,000,000 shares of preferred stock with a par value of $0.001 per share;
    to opt out of NRS 78.378 through and including 78.3793 and NRS 78.411 through and including 78.444; and
  adopt new bylaws.

Approval of Forward Split. The primary purpose of the four (4) for one forward split is to increase the number of total shares issued and outstanding of Vector's common stock. Management believes this forward split is in the best interest of Vector and its stockholders.

The principal effect of the forward stock split will be that the number of shares of common stock issued and outstanding will be increased from 3,800,000 shares as of November 22, 2006 to approximately 15,200,000 shares. The actual number of shares outstanding will depend on the number of fractional shares which have either been cancelled or rolled up to the next whole share.

Approval of the forward split requires the affirmative consent of at least a majority of the outstanding shares of common stock of Vector. Majority Stockholders holding a total of 2,520,000 shares of common stock (66.32%), have already agreed to this action.

Approval of the Name Change. Vector is considering pursuing a new business direction. The proposed name change will only be effected upon a final determination by the Board of Directors that a change in business direction is in the best interest of Vector and its stockholders. The new name proposed "Celsius Holdings, Inc." is intended to convey more clearly a sense of Vector's new business direction.  The Board of Directors have been given authority to adopt another  name in their sole discretion.

Approval of the name change requires the affirmative consent of at least a majority of the outstanding shares of common stock of Vector. Majority Stockholders holding a total of 2,520,000 shares of common stock (66.32%), have already agreed to this action.

Approval of Change to Existing Share Capitalization. Vector's current share capitalization consists of 75,000,000 shares of common stock with a par value of $0.001 per share. The proposed amendment will change the authorized share capital of Vector to 350,000,0000 shares of common stock with a par value of $0.001 per share and   50,000,000 shares of preferred stock with a par value of $0.001 per share . These changes will allow the Board of Directors of Vector increased flexibility in raising venture capital financing, acquisitions, and other corporate transactions.

Approval of the change to Vector's existing capitalization requires the affirmative consent of at least a majority of the outstanding shares of common stock of Vector. Majority Stockholders holding a total of 2,520,000 shares of common stock (66.32%), have already agreed to this action.

Opt out of NRS 78.378 through and including 78.3793 and NRS 78.411 through and including 78.444.   Vector intends to opt out of certain provisions of Chapter 78 of the Nevada Revised Statute which contain certain takeover defensive measures as described in more detail below.  The Board of Directors believes removing the applicability of these provisions will provide Vector and its stockholders greater flexibility in structuring future acquisitions.

Approval of the opting out of the foregoing provisions requires the affirmative consent of at least a majority of the outstanding shares of common stock of Vector. Majority Stockholders holding a total of 2,520,000 shares of common stock (66.32%), have already agreed to this action.

Adopt New Bylaws.  The current bylaws of Vector are standard private company bylaws.  Management believes the bylaws proposed will better serve Vector as a public company.

Approval of the adoption of new bylaws requires the affirmative consent of at least a majority of the outstanding shares of common stock of Vector. Majority Stockholders holding a total of 2,520,000 shares of common stock (66.32%), have already agreed to this action.

Record Date

The close of business on November 21, 2006, has been fixed as the record date for the determination of stockholders entitled to receive this Information Statement.

Expenses of Information Statement

The expenses of mailing this Information Statement will be borne by Vector, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Information Statement to the beneficial owners of the common stock, held of record by such persons, and that Vector will reimburse them for their reasonable expenses incurred in connection therewith.

Interest of Certain Persons in Matters to Be Acted on

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, through security holdings or otherwise, in the proposed amendment to effect the forward split of Vector's outstanding voting securities or in any action covered by the related resolutions adopted by the Board of Directors and the Majority Stockholders, which is not shared by all other stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information concerning the ownership of common stock with respect to stockholders who were known to Vector to be beneficial owners of more than 5% of the common stock and the officers, directors and management of Vector individually and as a group as of the Record Date. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of common stock as of November 22, 2006.
Name and address	Amount and Nature	Percent of
of beneficial owner	of Beneficial Owner	Voting Stock(1)

Kristian Kostovski Analipseos 30 Apt. #25, 52236 Panorama,Thessaloniki, Greece	1,800,000	47.37%

All Officers and Directors	1,800,000	47.37%
as a Group that consists of
two people

Notes:

  Based on 3,800,000 shares outstanding as of November 22, 2006 and, as to a specific person, shares issuable pursuant to the conversion or exercise, as the case may be, of currently exercisable or convertible debentures, share purchase warrants and stock options within 60 days.

FORWARD SPLIT AND AMENDMENTS TO ARTICLES OF INCORPORATION

Forward Split

The increase, while probably resulting in a lower trading price should Vector's shares become actively traded, will have the effect of increasing the shares available in the public float and making a more stable market for Vector's stock.

The new shares of common stock issued pursuant to the forward split will be fully paid and non-assessable. All shares of common stock will have the same par value, voting rights and other rights as shares of the existing common stock have. Stockholders of Vector do not have preemptive rights to acquire additional shares of common stock that may be issued. Vector has no definitive plans or commitments to issue additional shares of common stock.

The principal effect of the forward stock split will be that the number of shares of common stock issued and outstanding will be increased from 3,800,000 shares as of November 22, 2006 to approximately 15,200,000 shares (depending on the number of fractional shares that are rounded up or rounded down on conversion). The forward stock split itself will not change the proportionate equity interests of Vector's stockholders, nor will the respective voting rights and other rights of stockholders be altered. The common stock issued pursuant to the forward stock split will remain fully paid and non-assessable. Vector will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

Manner of Effecting the Amendment. The forward stock split and changes to the Articles of Incorporation will be effected by the filing of the Articles Amendment with the Secretary of State of the State Nevada. The Certificate of Amendment to Articles of Incorporation will specify the effective date of the forward split will be after close of business on December 26, 2006 which is approximately 21 days after this Information Statement was first mailed to our stockholders ("Forward Split Effective Date").

As soon as practicable after the Forward Split Effective Date we will send a letter of transmittal to each holder of record of old shares outstanding on that date which will contain instructions for the surrender of certificates representing the old shares. Upon proper completion and execution of the letter of transmittal and return thereof, together with certificates representing the old shares, stockholders will receive a certificate representing the number of the new shares into which his old shares have been reclassified as a result of the forward stock split. Stockholders should not submit any certificates until requested to do so. No new certificate will be issued to a stockholder until such stockholder has surrendered his outstanding certificates together with the properly completed and executed letter of transmittal. Until so surrendered, each outstanding certificate representing the old shares will be deemed for all corporate purposes after the Forward Split Effective Date to evidence ownership of the new shares in the appropriately increased number.

Federal Income Tax Consequences of Forward Split

The following summary of certain material federal income tax consequences of the forward split does not purport to be a complete discussion of all of the possible federal income tax consequences and is included for general information only. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this Information Statement. Such laws are subject to change retroactively as well as prospectively. This summary also assumes that the shares of the Company's Common Stock are held as "capital assets," as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending on the facts and circumstances of such stockholder. EACH STOCKHOLDER IS URGED TO CONSULT WITH SUCH STOCKHOLDER'S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE FORWARD SPLIT.

No gain or loss should be recognized by a stockholder upon the stockholder's exchange of shares pursuant to the forward split. The aggregate tax basis of the shares received in the forward split will be the same as the stockholder's aggregate tax basis in the shares exchanged. The stockholder's holding period for the shares received in the forward split will include the period during which the stockholder held the shares surrendered as a result of the forward split. Vector's views regarding the tax consequences of the forward split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the forward split may vary significantly as to each stockholder, depending on the state in which such stockholder resides.

Amendment to Authorized Share Capital

Vector's current share capitalization consists of 75,000,000 shares of common stock with a par value of $0.001 per share. The proposed amendment will change the authorized share capital of Vector to 350,000,0000 shares of common stock with a par value of $0.001 per share and  50,000,000 shares of preferred stock with a par value of $0.001 per share . These changes will allow the Board of Directors of Vector increased flexibility in raising venture capital financing, acquisitions, and other corporate transactions.

Material Terms of the Common Stock. As of November 22, 2006, there were 3,800,000 shares issued and outstanding. On the effective date of the four for one forward split there will be approximately 15,200,000 shares of common stock issued and outstanding. The holders of shares of common stock are entitled to one vote for each share held of record on each matter submitted to stockholders. Shares of common stock do not have cumulative voting rights for the election of directors. The holders of shares of common stock are entitled to receive such dividends as the Board of Directors may from time to time declare out of funds of Vector legally available for the payment of dividends. The holders of shares of common stock do not have any preemptive rights to subscribe for or purchase any stock, obligations or other securities of Vector and have no rights to convert their common stock into any other securities.

On any liquidation, dissolution or winding up of Vector, holders of shares of common stock are entitled to receive pro rata all of the assets of Vector available for distribution to stockholders. The foregoing summary of the material terms of the capital stock of Vector does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the provisions of the Articles of Incorporation of Vector, as amended by the Amendment to the Articles attached hereto as Exhibit A.

Material Terms of Preferred Stock. The Board of Directors will now have the option to issue one or more series of preferred stock with such designations, rights, preferences, limitations and/or restrictions as it should determine by vote of a majority of such directors. By way of illustration, preferred shares may have special rights and preferences which may include special voting rights (or denial of voting rights), special rights with respect to payment of dividends, conversion rights, rights of redemption, sinking funds, and special rights in the event of liquidation, as the Board may determine. These rights and preferences will be determined by the Board of Directors at the time of issue.

Outstanding Warrants.  Vector has 4,000,000 two common stock purchase warrants issued and outstanding as of November 22, 2006.  Each common stock purchase warrant entitles the holder to purchase one additional share of common stock of Vector at a price of $0.10 per share for a period of two years from the date of issuance.  On the effective date of the four for one forward split each warrant issued and outstanding will be deemed to be exercisable for four additional shares of common stock of Vector at a price of $0.025 per share.

Name Change

Vector is considering pursuing a new business direction . The proposed name change will only be effected upon a final determination by the Board of Directors that a change in business direction is in the best interest of Vector and its stockholders. The new name proposed "Celsius Holdings, Inc." or other name as may be designated by the Board of Directors in their sole discretion.  The proposed name change is intended to convey more clearly a sense of Vector's new business direction.

Election Regarding Nevada Revised Statute Provisions 78.378 - 78.3793 AND 78.411 - 78.444

Nevada Law contains certain "anti-takeover" provisions that apply to a Nevada corporation, unless the corporation elects not to be governed by such provisions in its articles of incorporation or bylaws. Nevada Law prohibits a corporation from engaging in any "business combination" with any person that owns 10% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 10% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation, or sale of substantially all of a corporation's assets. The three-year waiting period does not apply, however, if the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 10% of such stock before the stockholder obtained such ownership.
Furthermore, a corporation may not engage in any business combination with an interested stockholder after the expiration of three years from the date that such stockholder obtained such ownership unless the combination meets all of the requirements of the corporation's articles of incorporation, and:

  is approved by the affirmative vote of the holders of stock representing a majority of the outstanding voting power not beneficially owned by the interested stockholder proposing the combination at a meeting called for that purpose no earlier than three years after the interested stockholder's date of acquiring shares; or

  the form and amount of consideration to be received by stockholders (excluding the interested stockholder) of the corporation satisfy certain tests and, with limited exceptions, the interested stockholder has not become the beneficial owner of additional voting shares of the corporation after becoming an interested stockholder and before the business combination is consummated.

In addition, the Nevada Law suspends the voting rights of the "control shares" of a stockholder that acquires 20% or more of a corporation's shares entitled to be voted in an election of directors. The voting rights of the control shares generally remain suspended until such time as the "disinterested" stockholders of the company vote to restore the voting power of the acquiring stockholder.

If full voting rights are accorded to the shares held by the acquiring person and the acquiring person has acquired shares amounting to or greater than a majority of all voting power, any stockholder of record, other than the acquiring person, who did not vote in favor of granting voting power to the shares held by the acquiring person may demand payment for the fair value of such stockholder's shares. Within 10 days of the vote according the shares of the acquiring person voting rights, the corporation is required to notify any stockholders who did not vote in favor of such action and who delivered a written notice to the corporation prior to the meeting that he or she intended to exercise his or her dissenter's rights if the voting rights of the control shares were restored, of his or her right to demand payment for their shares. The notice must set a date by which the corporation must receive demand for payment, which may not be less than 30 days or more than 60 days after the notice was delivered. The corporation must comply within 30 days.

The proposed Certificate of Amendment to Articles of Incorporation will modify or repeal the provisions containing certain takeover defensive measures described above. The Board of Directors believes removing the applicability of these provisions will provide Vector and its stockholders greater flexibility in structuring future acquisitions. On the effective date, the applicable provision of the restated Articles of Incorporation will read as follows:

ARTICLE XII
CONTROL SHARE ACQUISITIONS

The Corporation expressly opts-out of, or elects not to be governed by the "Acquisition of Controlling Interest" provisions contained in NRS Sections 78.378 through 78.3793 inclusive all as permitted under NRS Section 78.378.1.

ARTICLE XIII
COMBINATIONS WITH INTERESTED STOCKHOLDERS

The Corporation expressly opts-out of, and elects not to be governed by the "Combinations with Interested Stockholders" provisions contained in NRS Section 78.411 through 78.444, inclusive all as permitted under NRS Section 78.434.

General

The foregoing amendments will become effective on the opening of business on the twenty first day following the mailing of the Definitive Stockholders Information Statement to Vector's stockholders. Any executive officer, as required by the Nevada Law, is entitled to execute and file the Certificate of Amendment to Articles of Incorporation with the Secretary of the State of the State of Nevada and such other agencies or entities as may be deemed required or necessary.

Following the forward split and name change, the share certificates you now hold will continue to be valid. In the future, new share certificates will be issued bearing the new name, but this in no way will effect the validity of your current share certificates. The forward split and name change will occur on the effective date without any further action on the part of stockholders of Vector and without regard to the date or dates on which share certificates representing shares of pre-split common stock, actually surrendered by each holder thereof, for certificates representing the number of shares of post-split common stock which each such stockholder is entitled to receive as a consequence of the forward split. After the effective date of the forward split and name change, each share certificate representing shares of pre-split common stock will be deemed to represent four shares of common stock of Vector. Certificates representing post-split common stock and bearing our new name will be issued in due course as old share certificates are tendered for exchange or transfer to our transfer agent: Holladay Stock Transfer, Inc. is the registrar and transfer agent for our common shares and is located at 2939 North 67th Place, Scottsdale, Arizona 85251 (Telephone: 480-481-3940; Facsimile: 480-481-3941).

The share certificates representing shares of new common stock will contain the same restrictive legend as is on the shares of existing common stock in exchange for which the new shares are being issued. As applicable, the time period during which a stockholder has held the existing common stock will be included in the time period during which such stockholder actually holds the share certificates representing the additional new common stock received as a result of the share divisions for the purposes of determining the term of the restrictive period applicable to the new common stock.

ADOPTION OF NEW BYLAWS

The current bylaws of Vector are standard private company bylaws.  As Vector is no longer a private company, the bylaws were reviewed for their suitability to Vector as a public company.  Although Vector could continue with its current bylaws, Management believes the bylaws proposed will better serve Vector as a public company. The complete text of the new bylaws have been attached hereto as Exhibit B.

SHARE CAPITALIZATION OF VECTOR

Material Terms of the Common Stock

As of the Record Date, there were 3,800,000 shares issued and outstanding held by 36 registered stockholders. On the effective date of the four (4) for one forward split, there will be, approximately, 15,200,000 shares of common stock issued and outstanding.

The holders of shares of common stock are entitled to one vote for each share held of record on each matter submitted to stockholders. Shares of common stock do not have cumulative voting rights for the election of directors. The holders of shares of common stock are entitled to receive such dividends as the Board of Directors may from time to time declare out of funds of Vector, legally available for the payment of dividends. The holders of shares of common stock do not have any preemptive rights to subscribe for or purchase any stock, obligations or other securities of Vector and have no rights to convert their common stock into any other securities.

On any liquidation, dissolution or winding up of Vector, holders of shares of common stock are entitled to receive pro rata on all of the assets of Vector available for distribution to stockholders.

The foregoing summary of the material terms of the capital stock of Vector does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the provisions of the Articles of Incorporation of Vector, as amended by the Certificate of Amendment to the Articles of Incorporation attached hereto as Exhibit A.

Dividends

There are no restrictions in Vector's Articles of Incorporation or bylaws that restrict us from declaring dividends. The Nevada Revised Statutes, however, prohibit it from declaring dividends where, after giving effect to the distribution of the dividend:

  Vector would not be able to pay its debts as they become due in the usual course of business; or
  Vector's total assets would be less than the sum of its total liabilities, plus the amount that would be needed to satisfy the rights of stockholders who have preferential rights superior to those receiving the distribution.

Vector has never declared nor paid any cash dividends on its capital stock and does not anticipate paying cash dividends in the foreseeable future. The payment by Vector of dividends, if any, in the future, rests within the discretion of its Board of Directors and will depend, among other things, upon Vector's earnings, its capital requirements and its financial condition, as well as other relevant factors.

NO DISSENTER'S RIGHTS

Under the Nevada Revised Statutes, the change of Vector's name and forward split of the issued and outstanding common stock, and change to its authorized share capitalization does not require Vector to provide dissenting stockholders with a right of appraisal and Vector will not provide stockholders with such a right.

FORWARD LOOKING INFORMATION

Certain statements included in this Information Statement regarding Vector, which are not historical facts, are forward-looking statements, including the information provided with respect to the future business operations and anticipated agreements and projects of Vector. These forward-looking statements are based on current expectations, estimates, assumptions and beliefs of management; and words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are intended to identify such forward-looking statements. Accordingly, actual results may differ materially from those expressed in the forward-looking statements.

INDEPENDENT ACCOUNTANTS

Vector's current auditor is the firm of Chang G. Park, C.P.A., PH. D. During the past two years there have been no changes in, or disagreements with, accountants on accounting and/or financial disclosure.

On August 4, 2006, we received the resignation of our principal independent accountant, Armando C. Ibarra, C.P.A.  Armando C. Ibarra, C.P.A. has served as our principal independent accountant from inception (April 26, 2005) and the fiscal year September 2005, inclusive through August 4, 2006.  The principal independent accountant's report issued by Armando C. Ibarra, C.P.A. for the year ended September 30, 2005 did not contain any adverse opinion or disclaimer of opinion and it was not modified as to uncertainty, audit scope, or accounting principles. We are able to report that during the year ended September 30, 2005 through August 4, 2006 there were no disagreements with Armando C. Ibarra, C.P.A., our former principal independent accountant, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Armando C. Ibarra, C.P.A.'s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports on our consolidated financial statements for such periods.

INTERESTS OF CERTAIN PERSONS TO BE ACTED UPON

None of Vector's directors or officers have any substantial interest, directly or indirectly, through holding securities or otherwise, in the matters to be acted upon, specified in this
Information Statement.

PROPOSALS BY SECURITY HOLDERS AND OTHER MATTERS

Vector's  Board  of Directors does  not  know  of  any other matters  that are to be presented to the stockholders  for  their approval   and  consent  pursuant  to  the  written  consent
of stockholders  other  than those referred to in  this  Information Statement.
 DELIVERY OF DOCUMENT TO SECURITY HOLDERS SHARING AN ADDRESS

One Information Statement will be delivered to multiple stockholders sharing an address unless Vector receives contrary instructions from one or more of the stockholders.

Upon receipt of such notice, Vector will undertake to deliver promptly a separate copy of the Information Statement to the stockholder at the shared address to which a single copy of the documents was delivered and provide instructions as to how the stockholder can notify Vector that the stockholder wishes to receive a separate copy of the Information Statement. In the event a stockholder desires to provide such a notice to Vector such notice may be given verbally by telephoning Vector's offices at 011-30-697-366-9834 or by mail Vector's mailing address at Analipseos 30 Apt. #25, 52236 Panorama, Thessaloniki, Greece.

WHERE YOU CAN FIND MORE INFORMATION

Vector files annual, quarterly and special reports, proxy statements and other information with the SEC. You can read and copy any materials that Vector files with SEC at the SEC's Public Reference Room at 100 F Street N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov.

 INCORPORATION OF DOCUMENTS BY REFERENCE

 The SEC allows Vector to "incorporate by reference" the information it files with them, which means that Vector can disclose important information to you without re-printing the information in this Information Statement by referring you to prior and future filings with the SEC. The information Vector incorporates by reference is an important part of this Information Statement. Subsequent information that Vector files with SEC will automatically update and supersede this information.

Vector incorporates by reference the following documents filed by Vector pursuant to the Securities Exchange Act of 1934 any future filings Vector makes with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act pertaining to this information statement. You may request a copy of these filings (other than an exhibit to any of these filings unless Vector has specifically incorporated that exhibit by reference into the filing), at no cost, by writing or telephoning Vector at the following address:

Vector Ventures Corp.
Analipseos 30 Apt. #25
52236 Panorama
Thessaloniki, Greece

Telephone: 011-30-697-366-9834

You should rely only on the information Vector has provided or incorporated by reference in this Information Statement or any supplement. Vector has not authorized any person to provide information other than that provided here. Vector has not authorized anyone to provide you with different information.

You should not assume that the information in this Information Statement or any supplement is accurate as of any date other than the date on the front of the document.

 BY ORDER OF THE BOARD OF DIRECTORS

 /s/ Kristian Kostovski

____________________________________
Kristian Kostovski
President, Chief Executive Officer and Director

EXHIBIT "A"
CERTIFICATE OF AMENDMENT TO ARTICLES OF VECTOR
DEAN HELLER Secretary of State 202 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz
Certificate of Amendment (PURSUANT TO NRS 78.385 and 78.390)
Important: Read attached instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY
Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
1. Name of corporation:
Vector Ventures Corp.

2. The articles have been amended as follows (provide article numbers, if available):

1. NAME OF CORPORATION: " Celsius Holdings, Inc."

3. SHARES: The number of shares the corporation is authorized to issue is an aggregate total of 400,000,000 shares with a par value of $0.001 per share divided into:

    350,000,000 shares of Common Stock with a par value of $0.001 per share; and
      50,000,000 shares of Preferred Stock with a par value of $0.001 per share.

  And

  ARTICLE IV
  SHARES OF STOCK

  Section 4.01 Number and Class. The amount of the total authorized capital stock of this corporation is:

  a.     350,000,000 shares of common stock with a par value of $0.001 per share; and
  b.       50,000,000 shares of preferred stock with a par value of $0.001 per share.

The Common Stock and Preferred Stock may be issued from time to time without action by the stockholders. The Common Stock and Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.

  The Board of Directors may issue such shares of Preferred Stock in one of more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions adopted by them.

  ARTICLE XII
  CONTROL SHARE ACQUISITIONS

  The Corporation expressly opts-out of, or elects not to be governed by the "Acquisition of Controlling Interest" provisions contained in NRS Sections 78.378 through 78.3793 inclusive all as permitted under NRS Section 78.378.1.

11

  ARTICLE XIII
  COMBINATIONS WITH INTERESTED STOCKHOLDERS

  The Corporation expressly opts-out of, and elects not to be governed by the "Combinations with Interested Stockholders" provisions contained in NRS Section 78.411 through 78.444, inclusive all as permitted under NRS Section 78.434.

Effective as of December 26, 2006 (the "Effective Date"), all outstanding shares of common stock of the Corporation automatically shall be subdivided at the rate of four-for-one (the "Forward Split") without the necessity of any further action on the part of the holders thereof or the Corporation, provided, however, that the Corporation shall, through its transfer agent, exchange certificates representing common stock outstanding immediately prior to the Effective Date of the Forward Split (the "Existing Common") into new certificates representing the appropriate number of shares of common stock resulting from the subdivision ("New Common").

From and after the Effective Date, the term "New Common" as used in this Third Article shall mean common stock as provided in the Certificate of Incorporation.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is:

66.32%

4. Effective date of filing (optional):	12 /26 /06
5. Officer Signature (required):	/s/ Kristian Kostovski ____________________________________ Kristian Kostovski, President and C.E.O.

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.
This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State AM 78.385 Amend 2003 Revised on: 11/03/03

EXHIBIT "B"
BYLAWS

BYLAWS

OF

CELSIUS HOLDINGS, INC.

(A NEVADA CORPORATION)

ii

iii

BYLAWS

OF

CELSIUS HOLDINGS, INC.

ARTICLE ONE

OFFICES

Section 1. Principal Office. The principal office of Celsius Holdings, Inc., a Nevada corporation (the "Corporation"), shall be located at such place determined by the Board of Directors of the Corporation (the "Board of Directors") in accordance with applicable law.

Section 2. Other Offices. The Corporation may also have offices at such other places, either within or without the State of Nevada, as the Board of Directors may from time to time determine or as the business of the Corporation may require.

ARTICLE TWO

MEETINGS OF SHAREHOLDERS

Section 1. Place. All annual meetings of shareholders shall be held at such place, within or without the State of Nevada, as may be designated by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof. Special meetings of shareholders may be held at such place, within or without the State of Nevada, and at such time as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2. Time of Annual Meeting. Annual meetings of shareholders shall be held on such date and at such time fixed, from time to time, by the Board of Directors, provided, that there shall be an annual meeting held every calendar year at which the shareholders shall elect a board of directors and transact such other business as may properly be brought before the meeting.

Section 3. Call of Special Meetings. Special meetings of the shareholders may be called for any purpose or purposes at any time by the Chairman of the Board or the President or by the Board of Directors and shall be called by the Secretary upon the written request of shareholders holding of record at least 50% of the outstanding shares of stock of the Corporation entitled to vote at such meeting. Such written request shall state the purpose or purposes for which such meeting is to be called.

Section 4. Conduct of Meetings. The Chairman of the Board of Directors (or in his absence, the President, or in his absence, such other designee of the Chairman of the Board of Directors) shall preside at the annual and special meetings of shareholders and shall be given full discretion in establishing the rules and procedures to be followed in conducting the meetings, except as otherwise provided by law or in these Bylaws.

Section 5. Notice and Waiver of Notice. Except as otherwise provided by law, written or printed notice stating the place, date and time of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by first-class mail or other legally sufficient means, by or at the direction of the Chairman of the Board, President, or the persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If the notice is mailed at least thirty (30) days before the date of the meeting, it may be done by a class of United States mail other than first class. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at the address appearing on the stock transfer books of the Corporation, with postage thereon prepaid. If a meeting is adjourned to another time and/or place, and if an announcement of the adjourned time and/or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the Board of Directors, after adjournment, fixes a new record date for the adjourned meeting. Whenever any notice is required to be given to any shareholder, a waiver thereof in writing signed by the person or persons entitled to such notice, whether signed before, during or after the time of the meeting stated therein, and delivered to the Corporation for inclusion in the minutes or filing with the corporate records, shall constitute an effective waiver of such notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders need be specified in any written waiver of notice. Attendance of a person at a meeting shall constitute a waiver of (a) lack of or defective notice of such meeting, unless the person objects at the beginning to the holding of the meeting or the transacting of any business at the meeting, or (b) lack of or defective notice of a particular matter at a meeting that is not within the purpose or purposes described in the meeting notice, unless the person objects to considering such matter when it is presented.

Section 6. Business and Nominations for Annual and Special Meetings. Business transacted at any special meeting shall be confined to the purposes stated in the notice thereof. At any annual meeting of shareholders, only such business shall be conducted as shall have been properly brought before the meeting in accordance with the requirements and procedures set forth in the Bylaws. Only such persons who are nominated for election as directors of the Corporation in accordance with the requirements and procedures set forth in the Bylaws shall be eligible for election as directors of the Corporation.

Section 7. Quorum. Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Except as otherwise provided in the Articles of Incorporation or applicable law, shares representing a majority of the votes pertaining to outstanding shares which are entitled to be cast on the matter by the voting group constitute a quorum of that voting group for action on that matter. If less than a quorum of shares are represented at a meeting, the holders of a majority of the shares so represented may adjourn the meeting from time to time. After a quorum has been established at any shareholders' meeting, the subsequent withdrawal of shareholders, so as to reduce the number of shares entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

Section 8. Voting Rights Per Share. Every shareholder of record who is entitled to vote shall at every meeting of the shareholders be entitled to one vote for each share of stock held on the record date, except to the extent that the voting rights of the shares of any class are limited or denied by or pursuant to the Articles of Incorporation or the Nevada Corporations Code.

Section 9. Voting of Shares. A shareholder may vote at any meeting of shareholders of the Corporation, either in person or by proxy. Shares standing in the name of another corporation, domestic or foreign, may be voted by the officer, agent or proxy designated by the bylaws of such corporate shareholder or, in the absence of any applicable bylaw, by such person or persons as the board of directors of the corporate shareholder may designate. In the absence of any such designation, or, in case of conflicting designation by the corporate shareholder, the chairman of the board, the president, any vice president, the secretary and the treasurer of the corporate shareholder, in that order, shall be presumed to be fully authorized to vote such shares. Shares held by an administrator, executor, guardian, personal representative, or conservator may be voted by such person, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by such person, either in person or by proxy, but no trustee shall be entitled to vote shares held by such person without a transfer of such shares into his name or the name of his nominee. Shares held by or under the control of a receiver, a trustee in bankruptcy proceedings, or an assignee for the benefit of creditors may be voted by such person without the transfer thereof into his name. If shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary of the Corporation is given notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, then acts with respect to voting shall have the following effect: (a) if only one votes, in person or by proxy, his act binds all; (b) if more than one vote, in person or by proxy, the act of the majority so voting binds all; (c) if more than one vote, in person or by proxy, but the vote is evenly split on any particular matter, each faction is entitled to vote the share or shares in question proportionally; or (d) if the instrument or order so filed shows that any such tenancy is held in unequal interest, a majority or a vote evenly split for purposes hereof shall be a majority or a vote evenly split in interest. The principles of this paragraph shall apply, insofar as possible, to execution of proxies, waivers, consents, or objections and for the purpose of ascertaining the presence of a quorum.

Section 10. Proxies. Any shareholder of the Corporation, other person entitled to vote on behalf of a shareholder pursuant to law, or attorney-in-fact for such persons may vote the shareholder's shares in person or by proxy. Any shareholder of the Corporation may appoint a proxy to vote or otherwise act for such person by signing an appointment form, either personally or by his attorney-in-fact. An executed telegram or cablegram appearing to have been transmitted by such person, or a photographic, photostatic, or equivalent reproduction of an appointment form, shall be deemed a sufficient appointment form. An appointment of a proxy is effective when received by the Secretary of the Corporation (the "Secretary") or such other officer or agent which is authorized to tabulate votes, and shall be valid for up to 11 months, unless a longer period is expressly provided in the appointment form. The death or incapacity of the shareholder appointing a proxy does not affect the right of the Corporation to accept the proxy's authority unless notice of the death or incapacity is received by the Secretary or other officer or agent authorized to tabulate votes before the proxy authority under the appointment is exercised. An appointment of a proxy is revocable by the shareholder unless the appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest.

Section 11. Shareholder List. After fixing a record date for a meeting of shareholders, the Corporation shall prepare an alphabetical list of the names of all its shareholders who are entitled to notice of the meeting, arranged by voting group with the address of, and the number and class and series, if any, of shares held by each. The shareholders' list must be available for inspection by any shareholder for a period of ten (10) days prior to the meeting or such shorter time as exists between the record date and the meeting and continuing through the meeting at the Corporation's principal office, at a place identified in the meeting notice in the city where the meeting will be held, or at the office of the Corporation's transfer agent or registrar. Any shareholder of the Corporation or such person's agent or attorney is entitled on written demand to inspect the shareholders' list (subject to the requirements of law), during regular business hours and at his expense, during the period it is available for inspection. The Corporation shall make the shareholders' list available at the meeting of shareholders, and any shareholder or agent or attorney of such shareholder is entitled to inspect the list at any time during the meeting or any adjournment. The shareholders' list is prima facie evidence of the identity of shareholders entitled to examine the shareholders' list or to vote at a meeting of shareholders.

Section 12. Action Without Meeting. Any action required or permitted by law to be taken at a meeting of shareholders may be taken without a meeting or notice if a consent, or consents, in writing, setting forth the action so taken, shall be dated and signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted with respect to the subject matter thereof.

Section 13. Fixing Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purposes, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than seventy (70) days, and, in case of a meeting of shareholders, not less than ten (10) days, before the meeting or action requiring such determination of shareholders. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders or the determination of shareholders entitled to receive payment of a dividend, the date before the day on which the first notice of the meeting is mailed or the date on which the resolutions of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof, except where the Board of Directors fixes a new record date for the adjourned meeting.

Section 14. Inspectors and Judges. The Board of Directors in advance of any meeting may, but need not, appoint one or more inspectors of election or judges of the vote, as the case may be, to act at the meeting or any adjournment thereof. If any inspector or inspectors, or judge or judges, are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors or judges. In case any person who may be appointed as an inspector or judge fails to appear or act, the vacancy may be filled by the Board of Directors in advance of the meeting, or at the meeting by the person presiding thereat. The inspectors or judges, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots and consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate votes, ballots and consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On request of the person presiding at the meeting, the inspector or inspectors or judge or judges, if any, shall make a report in writing of any challenge, question or matter determined by him or them, and execute a certificate of any fact found by him or them.

Section 15. Voting for Directors. Unless otherwise provided in the Articles of Incorporation, directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

ARTICLE THREE

DIRECTORS

Section 1. Powers. The business and affairs of the Corporation shall be managed by the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised and done by the shareholders.

Section 2. Number; Term; Election; Qualification. The number of directors of the Corporation shall be fixed from time to time, within the limits specified by the Articles of Incorporation, by resolution of the Board of Directors. Directors shall be elected in the manner and hold office for a one year term which shall terminate at the conclusion of the next annual meeting of the stockholders at which their successors shall be elected and qualified or until such director's earlier resignation, removal from office, death or incapacity. Notwithstanding any stated term, all directors shall continue in office until the election and qualification of their respective successors in office or the expiration of the term of the directorship held by the director. Directors must be natural persons who are 18 years of age or older but need not be residents of the State of Nevada, shareholders of the Corporation or citizens of the United States.

Section 3. Resignation; Vacancies; Removal. Any director may resign at any time by giving written notice to the Board of Directors or the Chairman of the Board. Such resignation shall take effect at the date of receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. In the event the notice of resignation specifies a later effective date, the Board of Directors may fill the pending vacancy (subject to the provisions of the Articles of Incorporation) before the effective date if they provide that the successor does not take office until the effective date. Any director may be removed, with or without cause, at any time, by action of the holders of record of the majority of the issued and outstanding stock of the Corporation, and the vacancy or vacancies in the Board of Directors caused by any such removal may be filled by action of such a majority at such meeting or at any subsequent meeting or by consent. Any newly created directorships and vacancies occurring in the Board of Directors by reason of death, resignation, retirement, disqualification or removal, with or without cause, may be filled by the action of the holders of record of the majority of the issued and outstanding voting stock of the Corporation. The director so chosen, whether filling an existing vacancy or elected to a new directorship, shall hold office until the next meeting of stockholders at which the election of directors is in the regular order of business, and until his successor has been elected and qualifies, or until he sooner dies, resigns or is removed.

Section 4. Place of Meetings. Meetings of the Board of Directors, regular or special, may be held either within or without the State of Nevada.

Section 5. Annual Meetings. Unless scheduled for another time by the Board of Directors, the first meeting of each newly elected Board of Directors shall be held, without call or notice, immediately following each annual meeting of shareholders.

Section 6. Regular Meetings. Regular meetings of the Board of Directors may also be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

Section 7. Special Meetings and Notice. Special meetings of the Board of Directors may be called by the President or Chairman of the Board and shall be called by the Secretary on the request of a majority of the directors. At least forty-eight (48) hours' prior written notice of the date, time and place of special meetings of the Board of Directors shall be given to each director. Except as required by law, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting. Notices to directors shall be in writing and delivered to the directors at their addresses appearing on the books of the Corporation by personal delivery, mail or other legally sufficient means. Subject to the provisions of the preceding sentence, notice to directors may also be given by telegram, teletype or other form of electronic communication. Notice by mail shall be deemed to be given at the time when the same shall be received. Whenever any notice is required to be given to any director, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before, during or after the meeting, shall constitute an effective waiver of such notice. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and a waiver of any and all objections to the place of the meeting, the time of the meeting and the manner in which it has been called or convened, except when a director states, at the beginning of the meeting or promptly upon arrival at the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

Section 8. Quorum and Required Vote. A majority of the prescribed number of directors determined as provided in the Articles of Incorporation shall constitute a quorum for the transaction of business and the act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless a greater number is required by the Articles of Incorporation. Whenever, for any reason, a vacancy occurs in the Board of Directors, a quorum shall consist of a majority of the remaining directors until the vacancy has been filled. If a quorum shall not be present at any meeting of the Board of Directors, a majority of the directors present thereat may adjourn the meeting to another time and place, without notice other than announcement at the time of adjournment. At such adjourned meeting at which a quorum shall be present, any business may be transacted that might have been transacted at the meeting as originally notified and called.

Section 9. Action Without Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors or committee thereof may be taken without a meeting if a consent in writing, setting forth the action taken, is signed by all of the members of the Board of Directors or the committee, as the case may be, and such consent shall have the same force and effect as a unanimous vote at a meeting. Action taken under this Section 9 is effective when the last director signs the consent, unless the consent specifies a different effective date. A consent signed under this Section 9 shall have the effect of a meeting vote and may be described as such in any document.

Section 10. Conference Telephone or Similar Communications Equipment Meetings. Directors and committee members may participate in and hold a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground the meeting is not lawfully called or convened.

Section 11. Committees. The Board of Directors, by resolution adopted by a majority of the whole Board of Directors, may designate from among its members an executive committee and one or more other committees, each of which, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board of Directors in the business and affairs of the Corporation except where the action of the full Board of Directors is required by applicable law. Each committee must have two or more members who serve at the pleasure of the Board of Directors. The Board of Directors, by resolution adopted in accordance with this Article Three, may designate one or more directors as alternate members of any committee, who may act in the place and stead of any absent member or members at any meeting of such committee. Vacancies in the membership of a committee may be filled only by the Board of Directors at a regular or special meeting of the Board of Directors. The executive committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required. The designation of any such committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or such member by law.

Section 12. Compensation of Directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefore. Similarly, members of special or standing committees may be allowed compensation for attendance at committee meetings or a stated salary as a committee member and payment of expenses for attending committee meetings. Directors may receive such other compensation as may be approved by the Board of Directors.

ARTICLE FOUR

OFFICERS

Section 1. Positions. The officers of the Corporation may consist of a Chairman of the Board, a Chief Executive Officer, a President, one or more Vice Presidents (any one or more of whom may be given the additional designation of rank of Executive Vice President or Senior Vice President), a Secretary, a Chief Financial Officer and a Treasurer. Any two or more offices may be held by the same person. Officers other than the Chairman of the Board need not be members of the Board of Directors. The Chairman of the Board must be a member of the Board of Directors.

Section 2. Election of Specified Officers by Board. The Board of Directors at its first meeting after each annual meeting of shareholders shall elect a Chairman of the Board, a Chief Executive Officer, a President, one or more Vice Presidents (including any Senior or Executive Vice Presidents), a Secretary, a Chief Financial Officer and a Treasurer.

Section 3. Election or Appointment of Other Officers. Such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board of Directors, or, unless otherwise specified herein, appointed by the Chairman of the Board. The Board of Directors shall be advised of appointments by the Chairman of the Board at or before the next scheduled Board of Directors meeting.

Section 4. Compensation. The salaries, bonuses and other compensation of the Chairman of the Board and all officers of the Corporation to be elected by the Board of Directors pursuant to Section 2 of this Article Four shall be fixed from time to time by the Board of Directors or pursuant to its direction. The salaries of all other elected or appointed officers of the Corporation shall be fixed from time to time by the Chairman of the Board or pursuant to his direction.

Section 5. Term; Resignation; Removal; Vacancies. The officers of the Corporation shall hold office until their successors are chosen and qualified. Any officer or agent may be removed, with or without cause, at any time, by resolution adopted by the Board of Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise shall be filled by the Board of Directors, or, in the case of an officer appointed by the Chairman of the Board, by the Chairman of the Board or the Board of Directors. Any officer of the Corporation may resign from his respective office or position by delivering notice to the Corporation, and such resignation shall be effective upon receipt of such notice or at any later time specified therein, and the acceptance of such notice shall not be necessary to make it effective. If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board of Directors may fill the pending vacancy before the effective date if the Board provides that the successor does not take office until such effective date.

Section 6. Chairman of the Board. The Chairman of the Board shall preside at all meetings of the shareholders and the Board of Directors. The Chairman of the Board shall also serve as the chairman of any executive committee.

Section 7. Chief Executive Officer. Subject to the control of the Board of Directors, the Chief Executive Officer, in conjunction with the President, shall have general and active management of the business of the Corporation, shall see that all orders and resolutions of the Board of Directors are carried into effect and shall have such powers and perform such duties as may be prescribed by the Board of Directors. In the absence of the Chairman of the Board or in the event the Board of Directors shall not have designated a Chairman of the Board, the Chief Executive Officer shall preside at meetings of the shareholders and the Board of Directors. The Chief Executive Officer shall also serve as the vice-chairman of any executive committee.

Section 8. President. Subject to the control of the Board of Directors, the President, in conjunction with the Chief Executive Officer, shall have general and active management of the business of the Corporation and shall have such powers and perform such duties as may be prescribed by the Board of Directors. In the absence of the Chairman of the Board and the Chief Executive Officer or in the event the Board of Directors shall not have designated a Chairman of the Board and a Chief Executive Officer shall not have been elected, the President shall preside at meetings of the shareholders and the Board of Directors. The President shall also serve as the vice-chairman of any executive committee.

Section 9. Vice Presidents. The Vice Presidents, in the order of their seniority, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the President and the Chief Executive Officer, perform the duties and exercise the powers of the President. They shall perform such other duties and have such other powers as the Board of Directors, the Chairman of the Board or the Chief Executive Officer shall prescribe or as the President may from time to time delegate. Executive Vice Presidents shall be senior to Senior Vice Presidents, and Senior Vice Presidents shall be senior to all other Vice Presidents.

Section 10. Secretary. The Secretary shall attend all meetings of the shareholders and all meetings of the Board of Directors and record all the proceedings of the meetings of the shareholders and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors and shall keep in safe custody the seal of the Corporation and, when authorized by the Board of Directors, affix the same to any instrument requiring it. The Secretary shall perform such other duties as may be prescribed by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President.

Section 11. Chief Financial Officer. The Chief Financial Officer shall be responsible for maintaining the financial integrity of the Corporation, shall prepare the financial plans for the Corporation and shall monitor the financial performance of the Corporation and its subsidiaries, as well as performing such other duties as may be prescribed by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President.

Section 12. Treasurer. The Treasurer shall have the custody of corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chairman of the Board and the Board of Directors at its regular meetings or when the Board of Directors so requires an account of all his transactions as Treasurer and of the financial condition of the Corporation. The Treasurer shall perform such other duties as may be prescribed by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President.

Section 13. Other Officers; Employees and Agents. Each and every other officer, employee and agent of the Corporation shall possess, and may exercise, such power and authority, and shall perform such duties, as may from time to time be assigned to such person by the Board of Directors, the officer so appointing such person or such officer or officers who may from time to time be designated by the Board of Directors to exercise such supervisory authority.

ARTICLE FIVE

CERTIFICATES FOR SHARES

Section 1. Issue of Certificates. The shares of the Corporation shall be represented by certificates, provided that the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates (and upon request every holder of uncertificated shares) shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board or a Vice Chairman of the Board, or the Chief Executive Officer, President or Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, representing the number of shares registered in certificate form.

Section 2. Legends for Preferences and Restrictions on Transfer. The designations, relative rights, preferences and limitations applicable to each class of shares and the variations in rights, preferences and limitations determined for each series within a class (and the authority of the Board of Directors to determine variations for future series) shall be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the Corporation will furnish the shareholder a full statement of this information on request and without charge. Every certificate representing shares that are restricted as to the sale, disposition, or transfer of such shares shall also indicate that such shares are restricted as to transfer, and there shall be set forth or fairly summarized upon the certificate, or the certificate shall indicate that the Corporation will furnish to any shareholder upon request and without charge, a full statement of such restrictions. If the Corporation issues any shares that are not registered under the Securities Act of 1933, as amended, or not registered or qualified under the applicable state securities laws, the transfer of any such shares shall be restricted substantially in accordance with the following legend:

"THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY APPLICABLE STATE LAW. THEY MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR PLEDGED WITHOUT (1) REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE LAW, OR (2) AT HOLDER'S EXPENSE, AN OPINION (SATISFACTORY TO THE CORPORATION) OF COUNSEL (SATISFACTORY TO THE CORPORATION) THAT REGISTRATION IS NOT REQUIRED."

Section 3. Facsimile Signatures. Any and all signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Section 4. Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Corporation may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

Section 5. Transfer of Shares. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 6. Registered Shareholders. The Corporation shall be entitled to recognize the exclusive rights of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.

ARTICLE SIX

GENERAL PROVISIONS

Section 1. Dividends. The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in cash, property, stock (including its own shares) or otherwise pursuant to law and subject to the provisions of the Articles of Incorporation.

Section 2. Reserves. The Board of Directors may by resolution create a reserve or reserves out of earned surplus for any proper purpose or purposes, and may abolish any such reserve in the same manner.

Section 3. Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 4. Fiscal Year. The fiscal year of the Corporation shall end on December 31 of each year, unless otherwise fixed by resolution of the Board of Directors.

Section 5. Seal. The Board of Directors may adopt a seal by resolution of the board. The corporate seal shall have inscribed thereon the name and state of incorporation of the Corporation. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

Section 6. Gender. All words used in these Bylaws in the masculine gender shall extend to and shall include the feminine and neuter genders.

ARTICLE SEVEN

AMENDMENT OF BYLAWS

Except as otherwise set forth herein, these Bylaws may be altered, amended or repealed or new Bylaws may be adopted at any meeting of the Board of Directors at which a quorum is present, by the affirmative vote of a majority of the directors present at such meeting.

SECRETARY'S CERTIFICATE OF ADOPTION OF

THE BYLAWS OF CELSIUS HOLDINGS, INC.

I hereby certify:

That the foregoing Bylaws, constitute the Bylaws of said corporation as duly adopted by the Board of Directors of the Corporation on December ____, 2006.

IN WITNESS WHEREOF, I have hereunder subscribed my name this _____ day of December, 2006.

____________________________
Kristian Kostovski, Secretary